Exhibit 99.1

Mueller Water Products Reports Fiscal 2013 Third Quarter Results

EPS from Continuing Operations of $0.10; Adjusted EPS of $0.08

Net Sales Increase of 8.5 Percent

ATLANTA--(BUSINESS WIRE)--July 30, 2013--Mueller Water Products, Inc. (NYSE: MWA) today reported net sales of $299.4 million and net income of $14.1 million for the fiscal 2013 third quarter ended June 30, 2013. The following compares 2013 third quarter results from continuing operations with the prior year period. In the third quarter, the Company:

  Increased net sales $23.5 million to $299.4 million from $275.9 million
  Improved adjusted operating income 25.4 percent to $33.1 million from $26.4 million
  Increased adjusted net income per diluted share to $0.08 from $0.05
  Improved adjusted EBITDA 15.2 percent to $47.7 million from $41.4 million
  Generated free cash flow of $37.7 million, as compared with negative $3.4 million for the 2012 third quarter

“We are pleased with our third quarter results, with an 8.5 percent increase in net sales and a 25.4 percent increase in adjusted operating income,” said Gregory E. Hyland, chairman, president and chief executive officer of Mueller Water Products. “These results reflect our best overall quarter in the past five years with each of our business segments contributing to the improvement. Mueller Co. and Anvil each increased net sales and adjusted operating margins both year-over-year and sequentially.

“Mueller Co. continued to benefit from improved operating leverage and the ongoing recovery of our end markets. Net sales increased 9.1 percent and adjusted operating margin improved 180 basis points in the quarter to 15.3 percent. We also saw a strong increase in net sales for our metering and leak detection products and services in the third quarter, demonstrating the progress we continue to make in the marketplace.

“Anvil had a solid quarter, with net sales up 7.3 percent and adjusted operating income up 24.2 percent year-over-year.

“With our improved operating performance and free cash flow generation, we reduced our net debt leverage to 3.6x at June 30, 2013.”

Third Quarter Consolidated Results

Net sales for the 2013 third quarter increased $23.5 million, or 8.5 percent, to $299.4 million from 2012 third quarter net sales of $275.9 million, due primarily to higher shipment volumes.

Adjusted operating income for the 2013 third quarter increased 25.4 percent to $33.1 million from adjusted operating income of $26.4 million for the 2012 third quarter. This increase was driven primarily by higher shipment volumes and higher sales prices. Selling, general and administrative expenses increased in the quarter but declined as a percent of net sales to 19.0 percent for the 2013 third quarter from 19.3 percent for the 2012 third quarter.

Third Quarter Segment Results

Mueller Co.

Net sales for the 2013 third quarter increased 9.1 percent to $199.3 million as compared with $182.6 million for the 2012 third quarter. This increase was due to higher shipment volumes particularly of our metering products.

Adjusted operating income for the 2013 third quarter improved 23.6 percent to $30.4 million as compared with $24.6 million for the 2012 third quarter. Adjusted operating margin for the 2013 third quarter improved 180 basis points to 15.3 percent as compared with 13.5 percent for the 2012 third quarter.

Anvil

Net sales for the 2013 third quarter increased 7.3 percent to $100.1 million as compared with $93.3 million for the 2012 third quarter. The increase resulted from higher shipment volumes and higher prices.

Adjusted operating income for the 2013 third quarter improved 24.2 percent to $12.3 million as compared with $9.9 million for the 2012 third quarter. Anvil’s adjusted operating margin improved 170 basis points to 12.3 percent as compared with 10.6 percent for the 2012 third quarter.

Interest Expense, Net

Interest expense, net for the 2013 third quarter declined $0.9 million to $12.7 million from $13.6 million for the 2012 third quarter, excluding $1.3 million of non-cash costs for terminated interest rate swap contracts for the 2012 third quarter. This decrease was due to lower levels of total debt outstanding.

Income Taxes

During the 2013 third quarter, income tax expense was $4.2 million on pre-tax income of $20.2 million, or an effective income tax rate of 20.8 percent. The 2013 third quarter expense was reduced by $4.0 million related to a deferred tax asset valuation allowance adjustment. Excluding this adjustment, the effective tax rate for the 2013 third quarter was 40.5 percent and adjusted net income per share was $0.08.

Use of Non-GAAP Measures

The Company reports its financial results under accounting principles generally accepted in the United States (“GAAP”), as well as through the use of non-GAAP measures. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted operating income (loss) represents operating income (loss) excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents operating income (loss) excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per diluted share exclude, on an after-tax basis, discontinued operations, restructuring, certain costs from settled interest rate swap contracts, certain tax adjustments and expenses related to the early extinguishment of debt. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities less capital expenditures from continuing operations. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt leverage represents net debt divided by trailing 12 months adjusted EBITDA. Net debt and net debt leverage are commonly used by the investment community as measures of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of non-GAAP to GAAP results is included as an attachment to this press release and has been posted online at www.muellerwaterproducts.com.

Conference Call Webcast

Mueller Water Products’ quarterly earnings conference call will take place Wednesday, July 31, 2013 at 9:00 a.m. ET. Members of Mueller Water Products’ leadership team will discuss the Company’s recent financial performance and respond to questions from financial analysts. A live webcast of the call will be available on the Investor Relations section of the Company’s website. Please go to the website (www.muellerwaterproducts.com) at least 15 minutes prior to the start of the call to register, download and install any necessary software. A replay of the call will be available for 30 days after the call. To access the replay, please dial 1-866-470-7045. The replay will also be available as a webcast on the Investor Relations section of the Company’s website.

Forward-Looking Statements

This press release contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding recovery in our end markets and the progress we believe Mueller Co.’s metering and leak detection products and services are making in the marketplace. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

About Mueller Water Products, Inc.

Mueller Water Products, Inc. (NYSE: MWA) is a leading manufacturer and marketer of products and services used in the transmission, distribution and measurement of water. Our broad product and service portfolio includes engineered valves, fire hydrants, metering products and systems, leak detection and pipe condition assessment. We help municipalities increase operational efficiencies, improve customer service and prioritize capital spending, demonstrating why Mueller Water Products is Where Intelligence Meets Infrastructure®. The piping component systems produced by Anvil help build connections that last in commercial, industrial and oil & gas applications. Visit us at www.muellerwaterproducts.com

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30,		September 30,
	2013		2012
	(in millions)
Assets:
Cash and cash equivalents	$	69.2	$83.0
Receivables, net		167.5	166.1
Inventories		201.4	183.2
Deferred income taxes		29.2	19.6
Other current assets		48.5	38.0
Total current assets		515.8	489.9

Property, plant and equipment, net		144.9	144.7
Identifiable intangible assets		552.5	573.7
Other noncurrent assets		17.2	32.6

Total assets	$	1,230.4	$1,240.9

Liabilities and stockholders' equity:
Current portion of long-term debt	$	1.3	$1.1
Accounts payable		80.6	84.5
Other current liabilities		68.7	82.8
Total current liabilities		150.6	168.4

Long-term debt		599.6	621.7
Deferred income taxes		139.4	132.8
Other noncurrent liabilities		80.3	86.8
Total liabilities		969.9	1,009.7

Commitments and contingencies

Common stock: 600,000,000 shares authorized;
158,037,679 shares and 156,840,648 shares outstanding at June 30,
2013 and September 30, 2012, respectively		1.6	1.6
Additional paid-in capital		1,585.1	1,587.3
Accumulated deficit		(1,242.7)	(1,270.0)
Accumulated other comprehensive loss		(83.5)	(87.7)
Total stockholders' equity		260.5	231.2

Total liabilities and stockholders' equity	$	1,230.4	$1,240.9

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three months ended		Nine months ended
	June 30,		June 30,
	2013	2012	2013	2012
	(in millions)		(in millions)

Net sales	$299.4	$275.9	$827.6	$742.8
Cost of sales	209.4	196.3	603.2	548.3

Gross profit	90.0	79.6	224.4	194.5

Operating expenses:
Selling, general and administrative	56.9	53.2	159.0	150.3
Restructuring	0.2	0.7	1.3	2.0
Total operating expenses	57.1	53.9	160.3	152.3

Operating income	32.9	25.7	64.1	42.2

Interest expense, net	12.7	14.9	39.0	46.1
Loss on early extinguishment of debt	-	1.5	1.4	1.5

Income (loss) before income taxes	20.2	9.3	23.7	(5.4)
Income tax expense(a)(b)	4.2	3.4	5.1	4.1

Income (loss) from continuing operations	16.0	5.9	18.6	(9.5)
Income (loss) from discontinued operations, net of tax	(1.9)	3.9	8.7	(102.4)

Net income (loss)	$14.1	$9.8	$27.3	$(111.9)

Net income (loss) per basic share:
Continuing operations	$0.10	$0.04	$0.12	$(0.06)
Discontinued operations	(0.01)	0.02	0.05	(0.66)
Net income (loss)	$0.09	$0.06	$0.17	$(0.72)

Net income (loss) per diluted share:
Continuing operations	$0.10	$0.04	$0.12	$(0.06)
Discontinued operations	(0.01)	0.02	0.05	(0.66)
Net income (loss)	$0.09	$0.06	$0.17	$(0.72)

Weighted average shares outstanding:
Basic	158.0	156.7	157.6	156.4
Diluted	160.7	158.0	160.0	156.4

Dividends declared per share	$0.0175	$0.0175	$0.0525	$0.0525

(a) Income tax expense for the three and nine months ended June 30, 2013 included income tax benefits of $4.0 million and $4.5 million, respectively, related to the release of deferred tax asset valuation allowances originally charged to discontinued operations.

(b) Due to the loss incurred on the disposition of our former U.S. Pipe segment, income tax expense for the nine months ended June 30, 2012 included a $5.9 million valuation allowance charge related to deferred tax asset balances at September 30, 2011 that was allocated to continuing operations.

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine months ended
	June 30,
	2013	2012
	(in millions)
Operating activities:
Net income (loss)	$27.3	$(111.9)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
(Income) loss from discontinued operations	(8.7)	102.4
Income (loss) from continuing operations	18.6	(9.5)

Depreciation	22.3	23.2
Amortization	22.1	22.0
Stock-based compensation	5.6	3.8
Deferred income taxes	3.5	12.9
Early extinguishment of debt	1.4	1.5
Retirement plans	3.1	4.1
Interest rate swap contracts	-	4.3
Other, net	1.8	2.1
Changes in assets and liabilities:
Receivables	(2.4)	(9.2)
Inventories	(19.0)	(21.0)
Other assets	(0.1)	(0.7)
Liabilities	(14.1)	(9.0)

Net cash provided by operating activities
from continuing operations	42.8	24.5

Investing activities:
Capital expenditures	(23.0)	(19.5)
Acquisition of technology	(1.1)	0.5
Proceeds from the sale of assets	0.1	0.4

Net cash used in investing activities
from continuing operations	(24.0)	(18.6)

Financing activities:
Debt paid	-	(34.0)
Early retirement of debt	(23.2)	(23.2)
Dividends paid	(8.3)	(8.2)
Common stock issued	2.3	0.7
Shares retained for employee taxes	(1.5)	(0.4)
Payment of deferred financing fees	(0.7)	-
Other	0.2	0.7

Net cash used in financing activities
from continuing operations	(31.2)	(64.4)

Net cash flows from discontinued operations:
Operating activities	(4.1)	(36.6)
Investing activities	4.5	87.4

Net cash provided by discontinued operations	0.4	50.8

Effect of currency exchange rate changes on cash	(1.8)	0.4

Net change in cash and cash equivalents	(13.8)	(7.3)

Cash and cash equivalents at beginning of period	83.0	61.0

Cash and cash equivalents at end of period	$69.2	$53.7

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES
(UNAUDITED)
(dollars in millions, except per share amounts)

	Quarter ended June 30, 2013
	Mueller Co.	Anvil	Corporate	Total
GAAP results:
Net sales	$199.3	$100.1	$-	$299.4

Gross profit	$59.4	$30.6	$-	$90.0
Selling, general and administrative expenses	29.0	18.3	9.6	56.9
Restructuring expenses	0.2	-	-	0.2
Operating income (loss)	$30.2	$12.3	$(9.6)	32.9
Interest expense, net				12.7
Income tax expense				4.2
Income from continuing operations				16.0
Loss from discontinued operations, net of tax				(1.9)
Net income				$14.1

Net income per diluted share:
Continuing operations				$0.10
Discontinued operations				(0.01)
Net income				$0.09

Capital expenditures	$6.3	$2.3	$0.1	$8.7

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$30.2	$12.3	$(9.6)	$32.9
Restructuring	0.2	-	-	0.2
Adjusted operating income (loss)	30.4	12.3	(9.6)	33.1
Depreciation and amortization	10.9	3.6	0.1	14.6
Adjusted EBITDA	$41.3	$15.9	$(9.5)	$47.7

Adjusted operating margin	15.3%	12.3%		11.1%
Adjusted EBITDA margin	20.7%	15.9%		15.9%

Adjusted net income:
Net income				$14.1
Discontinued operations, net of tax				1.9
Restructuring, net of tax				0.1
Deferred tax asset valuation allowance adjustment				(4.0)
Adjusted net income				$12.1
Adjusted net income per diluted share				$0.08

Free cash flow:
Net cash provided by operating activities				$46.4
Less capital expenditures				(8.7)
Free cash flow				$37.7

Net debt (end of period):
Current portion of long-term debt				$1.3
Long-term debt				599.6
Total debt				600.9
Less cash and cash equivalents				(69.2)
Net debt				$531.7

Adjusted EBITDA:
Current quarter				$47.7
Three prior quarters				100.2
Adjusted EBITDA				$147.9

Net debt leverage (net debt divided by adjusted EBITDA)				3.6

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES
(UNAUDITED)
(dollars in millions, except per share amounts)

	Quarter ended June 30, 2012
	Mueller Co.	Anvil	Corporate	Total
GAAP results:
Net sales	$182.6	$93.3	$-	$275.9

Gross profit	$51.6	$28.0	$-	$79.6
Selling, general and administrative expenses	27.0	18.1	8.1	53.2
Restructuring expenses	0.7	-	-	0.7
Operating income (loss)	$23.9	$9.9	$(8.1)	25.7
Interest expense, net				14.9
Loss on early extinguishment of debt				1.5
Income tax expense				3.4
Income from continuing operations				5.9
Income from discontinued operations, net of tax				3.9
Net income				$9.8

Net income per diluted share:
Continuing operations				$0.04
Discontinued operations				0.02
Net income				$0.06

Capital expenditures	$4.8	$2.6	$-	$7.4

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$23.9	$9.9	$(8.1)	$25.7
Restructuring	0.7	-	-	0.7
Adjusted operating income (loss)	24.6	9.9	(8.1)	26.4
Depreciation and amortization	11.3	3.6	0.1	15.0
Adjusted EBITDA	$35.9	$13.5	$(8.0)	$41.4

Adjusted operating margin	13.5%	10.6%		9.6%
Adjusted EBITDA margin	19.7%	14.5%		15.0%

Adjusted net income:
Net income				$9.8
Discontinued operations, net of tax				(3.9)
Loss on early extinguishment of debt, net of tax				0.9
Interest rate swap settlement costs, net of tax				0.8
Restructuring, net of tax				0.4
Adjusted net income				$8.0
Adjusted net income per diluted share				$0.05

Free cash flow:
Net cash provided by operating activities				$4.0
Less capital expenditures				(7.4)
Free cash flow				$(3.4)

Adjusted EBITDA:
Current quarter				$41.4
Three prior quarters				77.3
Adjusted EBITDA				$118.7

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES
(UNAUDITED)
(dollars in millions, except per share amounts)

	Nine months ended June 30, 2013
	Mueller Co.	Anvil	Corporate	Total
GAAP results:
Net sales	$538.5	$289.1	$-	$827.6

Gross profit	$142.8	$81.6	$-	$224.4
Selling, general and administrative expenses	80.1	54.2	24.7	159.0
Restructuring expenses	1.2	0.1	-	1.3
Operating income (loss)	$61.5	$27.3	$(24.7)	64.1
Interest expense, net				39.0
Loss on early extinguishment of debt				1.4
Income tax expense				5.1
Income from continuing operations				18.6
Income from discontinued operations, net of tax				8.7
Net income				$27.3

Net income per diluted share:
Continuing operations				$0.12
Discontinued operations				0.05
Net income				$0.17

Capital expenditures	$14.6	$8.3	$0.1	$23.0

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$61.5	$27.3	$(24.7)	$64.1
Restructuring	1.2	0.1	-	1.3
Adjusted operating income (loss)	62.7	27.4	(24.7)	65.4
Depreciation and amortization	33.5	10.6	0.3	44.4
Adjusted EBITDA	$96.2	$38.0	$(24.4)	$109.8

Adjusted operating margin	11.6%	9.5%		7.9%
Adjusted EBITDA margin	17.9%	13.1%		13.3%

Adjusted net income:
Net income				$27.3
Discontinued operations, net of tax				(8.7)
Restructuring, net of tax				0.7
Loss on early extinguishment of debt, net of tax				0.8
Deferred tax asset valuation allowance adjustment				(4.5)
Adjusted net income				$15.6
Adjusted net income per diluted share				$0.10

Free cash flow:
Net cash provided by operating activities				$42.8
Less capital expenditures				(23.0)
Free cash flow				$19.8

Net debt (end of period):
Current portion of long-term debt				$1.3
Long-term debt				599.6
Total debt				600.9
Less cash and cash equivalents				(69.2)
Net debt				$531.7

Adjusted EBITDA:
Current quarter				$47.7
Three prior quarters				100.2
Adjusted EBITDA				$147.9

Net debt leverage (net debt divided by adjusted EBITDA)				3.6

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES
(UNAUDITED)
(dollars in millions, except per share amounts)

	Nine months ended June 30, 2012
	Mueller Co.	Anvil	Corporate	Total
GAAP results:
Net sales	$465.2	$277.6	$-	$742.8

Gross profit	$113.7	$80.8	$-	$194.5
Selling, general and administrative expenses	75.0	53.1	22.2	150.3
Restructuring expenses	1.9	0.2	(0.1)	2.0
Operating income (loss)	$36.8	$27.5	$(22.1)	42.2
Interest expense, net				46.1
Loss on early extinguishment of debt				1.5
Income tax expense				4.1
Loss from continuing operations				(9.5)
Loss from discontinued operations, net of tax				(102.4)
Net loss				$(111.9)

Net loss per diluted share:
Continuing operations				$(0.06)
Discontinued operations				(0.66)
Net loss				$(0.72)

Capital expenditures	$12.0	$7.5	$-	$19.5

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$36.8	$27.5	$(22.1)	$42.2
Restructuring	1.9	0.2	(0.1)	2.0
Adjusted operating income (loss)	38.7	27.7	(22.2)	44.2
Depreciation and amortization	34.1	10.7	0.4	45.2
Adjusted EBITDA	$72.8	$38.4	$(21.8)	$89.4

Adjusted operating margin	8.3%	10.0%		6.0%
Adjusted EBITDA margin	15.6%	13.8%		12.0%

Adjusted net income:
Net loss				$(111.9)
Discontinued operations, net of tax				102.4
Interest rate swap settlement costs, net of tax				2.6
Restructuring, net of tax				1.2
Loss on early extinguishment of debt, net of tax				0.9
Valuation allowance against beginning of the year
deferred taxes				5.9
Adjusted net income				$1.1
Adjusted net income per diluted share				$0.01

Free cash flow:
Net cash provided by operating activities				$24.5
Less capital expenditures				(19.5)
Free cash flow				$5.0

CONTACT:
Mueller Water Products, Inc.
Investor Contact:
Martie Edmunds Zakas, 770-206-4237
Sr. Vice President – Strategy, Corporate Development
& Communications
mzakas@muellerwp.com
or
Media Contact:
John Pensec, 770-206-4240
Sr. Director - Corporate Communications & Public Affairs
jpensec@muellerwp.com